SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to Section 14(a)
                            of the Securities Exchange Act of 1934
                                      (Amendment No.   )

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[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                           The Source Company
            (Name of Registrant as Specified in Its Charter)

  --------------------------------------------------------------------
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                              THE SOURCE COMPANY
                           11644 Lilburn Park Road
                          St. Louis, Missouri 63146

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of                                 September 16, 1996
   The Source Company:                                St. Louis, Missouri

The Annual Meeting of the Shareholders of The Source Company will be held on September 26, 1996, at 10:00 a.m. Central Time in the offices of the Company at 11644 Lilburn Park Road, St. Louis, Missouri 63146, for the following purposes:

   1. To elect two class I directors to each serve a three-year term and until each director's successor has been elected and qualified;

   2. To consider and vote upon a proposal to approve the Company's 1995 Incentive Stock Option Plan;

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on July 22, 1996, will be entitled to vote at the meeting. A list of all shareholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be open at the principal office of The Source Company, 11644 Lilburn Park Road, St. Louis, Missouri 63146, during usual business hours, to the examination of any shareholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

A copy of the Company's Annual Report to Shareholders for fiscal year 1996 accompanies this notice.

                                  By Order of the Board of Directors

                                  /s/ Lance C. McCord

                                  Lance C. McCord
                                  Secretary and
                                  Chief Financial Officer

Whether or not you intend to be present at the meeting, please mark, sign, date, and return the accompanying proxy promptly. A return addressed envelope is enclosed for your convenience.

























                              The Source Company
                            11644 Lilburn Park Road
                           St. Louis, Missouri 63146
                               (314) 995-9040

                              PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of The Source Company, a Missouri corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on September 26, 1996, in the offices of the Company at 11644 Lilburn Park Road, St. Louis, Missouri 63146, at 10:00 a.m. Central Time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the accompanying proxy card will be first mailed to shareholders on or about September 16, 1996. All costs of solicitation of proxies will be borne by the Company.
In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telecopy and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

REVOCABILITY OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, or the presiding officer at the meeting, in writing of such revocation at any time prior to the voting of the proxy, by attending the meeting and voting in person, or by submitting a new proxy bearing a later date.

RECORD DATE

Only shareholders of record at the close of business on July 22, 1996, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted by S. Leslie Flegel and William H. Lee, or the one of them who acts, in accordance with the directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted as follows:

       (1) FOR the election of Aron Katzman and Randall Minix named herein as nominees for directors of the Company to hold office for a term of three years expiring in 1999 and until each director's successor has been duly elected and qualified;

       (2) FOR approval of the Company's 1995 Incentive Stock Option Plan;

       (3) According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should the nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

           VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                   AND CUMULATIVE VOTING RIGHTS

On July 22, 1996, there were 6,623,103 shares of Common Stock, par value $.01 per share ("Common Stock"), outstanding, which constitute all of the outstanding voting capital stock of the Company. Each shareholder is entitled to cast one vote for each share of record on all matters to be voted on by the shareholders, including the election of directors.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the meeting and the proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered as shares present for purposes of determining a quorum. Under applicable state law and the Company's Articles of Incorporation, an affirmative vote of a majority of the shares present in person or represented by proxy at the meeting is required for the election of directors and for approval of all other matters that may be submitted to a vote of the shareholders at the 1996 Annual Meeting. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to other matters, abstentions (including proxies which deny discretionary authority on any other matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matters. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) not voted on and therefore will have no effect.

The following table sets forth as of July 22, 1996 the beneficial ownership of each current director (including the nominees for election as directors), each of the executive officers named in the Summary Compensation Table set forth herein, the executive officers and directors as a group, and each other shareholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                          Beneficial Ownership

Name and Address
of Beneficial Owner                  Number of Shares        Percent

S. Leslie Flegel                        1,771,600             26.8
  11644 Lilburn Park Road
  St. Louis, Missouri 63146

William H. Lee                          1,350,695             20.4
  711 Gallimore Dairy Road
  High Point, North Carolina 27265

Timothy A. Braswell                       567,728(a)           8.5
  711 Gallimore Dairy Road
  High Point, North Carolina 27265

Robert B. Dixon                           300,000(b)           4.5
  907 Park Drive
  Flossmoor, Illinois 60422

Dwight L. DeGolia                         180,000              2.7
  11644 Lilburn Park Road
  St. Louis, Missouri 63146

John P. Watkins                           100,000(d)           1.5
  711 Gallimore Dairy Road
  High Point, North Carolina 27265

Aron Katzman                               81,475(c)           1.2
  10 Layton Terrace
  St. Louis, Missouri 63124

Lance McCord                               76,000(e)           1.1
  14866 Greenleaf Valley Drive
  Chesterfield, Missouri  63017


Robert G. Shupe                            43,327                *
  4109 Pheasant Run
  Greensboro, North Carolina 27408

Harry L. Franc, III                        31,361(f)             *
  19 Briarcliff
  St. Louis, Missouri 63124

Randall S. Minix                            7,000                *
  5502 White Blossom Drive
  Greensboro, North Carolina 27410

All directors and executive             4,509,186             65.0
officers as a group (11 persons)

________________________

       *Less than 1%

(a) Includes 61,475 shares of Common Stock which are issuable to Mr. Braswell upon conversion of 2,250 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996.

(b) Includes 291,000 and 9,000 shares of Common Stock held of record by Dixon Enterprises, Inc. and RBD, Inc., respectively, each of which is a corporation of which Mr. Dixon is the chief executive officer and majority shareholder.

(c) Includes 61,475 shares of Common Stock which are issuable to Mr. Katzman upon conversion of 2,250 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996.

(d) Includes 100,000 shares which are issuable to Mr. Watkins upon exercise of options granted to him under the 1995 Incentive Stock Option Plan.

(e) Includes 75,000 shares which are issuable to Mr. McCord upon exercise of options granted to him under the 1995 Incentive Stock Option Plan.

(f) Includes 13,661 shares of Common Stock which are issuable to Mr. Franc upon conversion of 500 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996.































              PROPOSAL 1 - ELECTION OF TWO CLASS I DIRECTORS
    INFORMATION ABOUT THE NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The Company's Articles of Incorporation and Bylaws currently provide for three classes of directors, each class serving for a three-year term expiring one year after the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class II and Class III directors expire in 1997 and 1998, respectively. The Board of Directors has nominated Aron Katzman and Randall Minix, who are currently Class I directors, for re-election to each serve a three-year term expiring at the annual meeting of shareholders in 1999. The following table sets forth certain information concerning Mr. Katzman and Mr. Minix and those directors who are continuing in office.

                   NOMINEES FOR DIRECTOR - CLASS I
             (to be elected to serve a three-year term)

                                                            Director
    Name            Age            Position                  Since

Aron Katzman        58     President, New Legends, Inc.      1995

Randall Minix       46     Managing Partner, Minix,
                             Morgan & Company, L.L.P.        1995

Aron Katzman has served as a director of the Company since it commenced operations in May 1995. Mr. Katzman is the President of New Legends, Inc., one of St. Louis' leading country club/residential communities. For more than five years prior to April 1994, when it was sold, Mr. Katzman served as the chairman and chief executive officer of Roman Company, a manufacturer and distributor of fashion custom jewelry. Mr. Katzman currently serves as a member of the Board of Directors of Phonetel, Inc.

Randall S. Minix has served as a director of the Company since it commenced operations in May 1995. For more than five years, Mr. Minix has been the managing partner of Minix, Morgan & Company, L.L.P., an independent accounting firm headquartered in Greensboro, North Carolina, and its predecessors.

             DIRECTORS CONTINUING IN OFFICE - CLASS II
                      (terms expiring in 1997)

                                                            Director
      Name            Age            Position                Since

Timothy A. Braswell   67    Consultant to Wholesale
                              Magazine Industry              1995
Harry L. "Terry"
Franc, III            60    Senior Executive Officer of      1995
                              Bridge Information Systems,
                              Inc. and Vice-President of
                              Bridge Trading Company

Timothy A. Braswell has been a director of the Company since it commenced operations in May 1995. He established Braswell Investment Company, a consultant and broker of wholesale magazine businesses in 1994 and is its owner. For more than five years prior thereto, Mr. Braswell was the principal owner and chief executive officer of City News Co. and Dixie News Co., each of which is a wholesale periodical company.

Harry L. "Terry" Franc, III, has been a director of the Company since it commenced operations in May 1995. For more than 20 years, Mr. Franc has served as a director and senior executive officer of Bridge Information Systems, Inc., a St. Louis, Missouri, based provider of information services to the securities industry. In addition, Mr. Franc has served as executive vice president of Bridge Trading Company, a registered broker-dealer and member of the New York Stock Exchange. Bridge Trading Company is a subsidiary of Bridge Information Systems, Inc.





             DIRECTORS CONTINUING IN OFFICE - CLASS III
                      (terms expiring in 1998)

                                                            Director
      Name            Age            Position                Since

S. Leslie Flegel      58     Chairman and Chief Executive
                               Officer of the Company         1995

William H. Lee        45     President and Chief Operating
                               Officer of the Company         1995

S. Leslie Flegel has been a director, Chairman and Chief Executive Officer of the Company since its inception in April 1995. For more than 14 years prior thereto, Mr. Flegel was the principal owner and chief executive officer of Display Information Systems Company ("DISC"), a predecessor of the Company. From January 1992 to June 1993, Mr. Flegel also served as the chief executive officer of NationsMart Corporation, an operator and franchisor of dry cleaning, laundry, shoe repair and formal wear service centers, prior to its December 1993 initial public offering of securities.

William H. Lee has been a director, President and Chief Operating Officer of the Company since its inception in April 1995. For approximately 14 years prior thereto, Mr. Lee was the principal owner and chief executive officer of Periodical Marketing and Management, Inc. ("PMM"), a predecessor of the Company.

The Board of Directors of the Company consists of six members, each of whom serve in such capacity for a three-year term or until a successor has been elected and qualified, subject to earlier resignation, removal or death. The number of directors comprising the Board of Directors may be increased or decreased by resolution adopted by the affirmative vote of a majority of the Board of Directors. The Company's Articles of Incorporation and Bylaws provide for three classes of directorships serving staggered three year terms such that one-third of the directors are elected at each annual meeting of shareholders. The terms of Messrs. Braswell and Franc will continue until the 1997 annual meeting of shareholders and the terms of Messrs. Flegel and Lee will continue until the 1998 annual meeting of shareholders.

The Board of Directors of the Company has established an Audit Committee, a Compensation Committee, a Finance Committee and an Acquisition Committee. The Audit Committee is comprised of two non-employee directors, presently Messrs. Minix and Katzman, and has the responsibility of recommending the firm that will serve as the Company's independent auditors, reviewing the scope and results of the audit and services provided by the Company's independent accountants, and meeting with the financial staff of the Company to review accounting procedures and policies. The Compensation Committee is comprised of three non-employee directors, presently Messrs. Katzman, Braswell and Franc, and has been given the responsibility of reviewing the financial records of the Company to determine overall compensation and benefits for executive officers of the Company and to establish and administer the policies which govern employee salaries and benefit plans. The Finance Committee is to be comprised of two directors. Presently, Mr. Franc serves as one member and the other position is vacant. The Finance Committee has been given the responsibility of monitoring the Company's capital structure, reviewing available alternatives to satisfy the Company's liquidity and capital requirements and recommending the firm or firms which will provide investment banking and financial advisory services to the Company. The Company's Acquisition Committee is comprised of three directors, presently Messrs. Franc, Braswell and Katzman, and has been given the responsibility of monitoring the Company's search for attractive acquisition opportunities, consulting with members of management to review plans and strategies for the achievement of the Company's external growth objectives and recommending the firm or firms that will serve as advisors to the Company in connection with the evaluation of potential business combinations.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto, or written representations that no Form 5 is required, furnished to the Company, eleven persons (Messrs. Braswell, DeGolia, Dixon, Flegel, Franc, Katzman, Lee, McCord, Minix and Shupe), each failed to timely file a Form 3, Initial Statement of Beneficial Ownership of Securities.

Director Compensation

Director Randall S. Minix was paid $3,000 for attending the Company's Board Meetings in fiscal 1996, in addition to being reimbursed for his expenses. No other director received any compensation in fiscal 1996 for service as a director. Company policy permits all directors to be reimbursed for expenses incurred by them in attending meetings of the Board of Directors and its committees.

                             EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are not also directors of the Company:

Name                               Age   Position

John P. Watkins                    40    Chief Administration Officer and
                                          President - Retail Services

Dwight L. DeGolia                  51    Executive Vice President

Robert B. Dixon                    45    Senior Vice President and
                                          President-Periodical Rebate Group

Lance C. McCord                    40    Secretary and Chief Financial
                                          Officer

Robert G. Shupe                    49    Senior Vice President and President
                                          - Display Group


John P. Watkins has served as President - Retail Service Group and Chief Administration Officer since February 1, 1996. For more than 16 year prior thereto, Mr. Watkins served in several senior management positions with Food Lion, Inc., a seven billion dollar retail grocery chain. From September, 1992 to July 1995, Mr. Watkins served as Senior Vice President and Chief Operating Officer and a member of the Board of Directors of Food Lion, Inc.

Dwight L. DeGolia has served as Executive Vice President of the Company since its commencement of operations in May 1995. For more than 10 years prior thereto, Mr. DeGolia served as executive vice president of sales and marketing for DISC. From 1986 to 1993, Mr. DeGolia also served as a director of Advanced Marketing Services, a leading supplier of books to wholesale clubs.

Robert B. Dixon became Senior Vice President and President - Periodical Rebate Group in June 1995. For more than 13 years prior thereto, Mr. Dixon served as President and was the principal shareholder of Dixon's Modern Marketing Concepts, Inc. and related entities.

Lance C. McCord has served as Secretary of the Company since April 1995 and as Chief Financial Officer since the Company commenced operations in May 1995. From May 1994 to January 1995, Mr. McCord was Director of Financial Advisory Services for Coopers & Lybrand, an independent accounting firm. From August 1993 to May 1994, Mr. McCord served as Director of Financial Analysis for St. Johns Mercy Medical Center in St. Louis, Missouri, in which capacity he directed cost accounting and budgeting functions. For more than three years prior thereto, Mr. McCord served as Vice President-Finance and Chief Financial Officer of a $600 million operating division of Wetterau, Inc., with facilities in Andover, Massachusetts, and Providence, Rhode Island.

Robert G. Shupe has served as Senior Vice President since February 1996 and as President-Display Group of the Company since commencement of its operations in May 1995. From February 1985 to January 1995, Mr. Shupe held the position of Executive Vice President-Sales for PMM. Prior to joining PMM, Mr. Shupe was employed in the marketing division of McCall's Magazine.

Certain Relationships and Related Transactions

From time to time, the Company has engaged in various transactions with its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning such transactions and relationships which have occurred during the past two fiscal years or which are presently proposed.

S. Leslie Flegel, Chairman and Chief Executive Officer of the Company and Dwight L. DeGolia, Executive Vice President of the Company, have from time to time received cash advances from the Company. The largest aggregate amount of such indebtedness outstanding at any time since February 1, 1995 was $270,675 and $14,618, respectively. All such advances are evidenced by promissory notes in favor of the Company. Such notes bear interest at the rate of 7.34% per annum, and are payable in five equal annual installments.

The Company incurred a debt to Timothy A. Braswell on March 1, 1991 in the amount of $300,000, which accrued interest at the rate of 10.00% per annum. The indebtedness matured on January 1, 1996 and was paid in full on the maturity date.

During fiscal 1995, DISC II Corporation ("DISC II"), a Delaware corporation in which S. Leslie Flegel and Dwight L. DeGolia are substantial shareholders, engaged the Company to perform certain services to Kmart Corporation. As compensation for such services, DISC II paid the Company an aggregate of $4.4 million.

711 Gallimore Partnership, a North Carolina general partnership in which William H. Lee and Robert G. Shupe are partners, provides the Company with certain office space in Greensboro, North Carolina under the terms of a written lease dated June 28, 1991. The lease, as amended in January 1996, provides for annual rent of $150,300 and expires in 2012. In fiscal 1995 and 1996, the Company paid the 711 Gallimore Partnership $147,000 and $147,275, respectively, in rent.

2532 Investments, Inc., a North Carolina corporation in which William H. Lee and Robert G. Shupe are shareholders, occasionally provides the Company with the use of an airplane. In fiscal 1995 and 1996, the Company paid 2532 Investments $85,950 and $57,926, respectively, in consideration for the use of the airplane.

Data-Pros, Inc. ("Data-Pros"), a corporation in which William H. Lee and Robert G. Shupe are shareholders, provides the Company with data processing services. In fiscal 1995 and 1996, the Company paid Data-Pros $201,389 and $306,751, respectively, for such services.

On June 15, 1995, the Company acquired all of the business and assets of Dixon's Modern Marketing Concepts, Inc. and Tri-State Stores, Inc. in exchange for the issuance of an aggregate of 300,000 shares of Common Stock. Robert B. Dixon is the President and principal shareholder of each of these corporations.

Robert B. Dixon, Executive Vice President and President-Periodical Rebate Group, provides the Company with office space in Chicago Heights, Illinois under the terms of a written lease dated January 1, 1993. The lease provides for annual rent of $36,000 and expires on December 31, 1996. In fiscal 1995 and 1996, the Company paid Mr. Dixon $36,000 and $36,000, respectively, in rent.

From time to time, the Company has been engaged by Specialty Marketing Co., Inc., a corporation in which Robert B. Dixon is the principal shareholder, to provide consulting services. In fiscal 1995 and 1996, Specialty Marketing Co., Inc. paid the Company $107,359 and $85,611, respectively, in consideration for the Company's services.

FMG, Inc., a North Carolina corporation in which William H. Lee and Robert
G. Shupe are shareholders, has from time to time received cash advances from the Company. The balance of such advances as of January 31, 1996 is $53,171 and is accounted for by the Company as an account receivable. Such advances bear interest at an annual rate equal to the Prime Rate plus one percent (9.25% at April 30, 1996). In addition to periodic principal payments, FMG makes quarterly interest payments on the outstanding balance of such advances.

On March 11, 1996, the Company sold an aggregate of 5,000 shares of its Preferred Stock in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, to Messrs. Braswell, Franc and Katzman. Messrs. Braswell, Franc and Katzman purchased 2,250, 500 and 2,250 shares, respectively. The Company received payment for the shares from each of the purchasers in the amount of $100 per share.

                       Executive Compensation

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the named executive officers for all services rendered in all capacities to the Company and its predecessors in fiscal years 1995 and 1996.

                  SUMMARY COMPENSATION TABLE
                                                       Annual Compensation
                                         -------------------------------------------------
Name and Principal                                                         Other Annual
   Position                              Year    Salary        Bonus      Compensation(a)

S. Leslie Flegel                         1996   $200,000      $26,543             $30,995
 Chairman and Chief Executive            1995    171,875        ---                22,425
 Officer

William H. Lee                           1996   $192,646        ---               $19,006
 President and Chief Operating           1995    145,000      $60,000              25,937
 Officer

Dwight L. DeGolia                        1996   $134,884        ---               $16,739
 Executive Vice President                1995     97,358        ---                 9,790

Robert B. Dixon(b)                       1996   $114,000      $ 50,000            $ 5,458
 Senior Vice President and               1995     36,000       128,500             26,982
 President-Periodical Rebate
 Group

Robert G. Shupe                          1996   $ 97,373        ---               $10,915
 Senior Vice President and               1995   $ 88,301        ---                 ---
 President-Display Group
________________________

(a)    Reflects personal benefits derived by Messrs. Flegel, Lee, DeGolia, Dixon and Shupe primarily in connection with personal use of Company automobiles, country club membership dues and split-dollar life insurance premiums.  In fiscal 1996, the estimated incremental cost to the Company of the use by Messrs. Flegel, Lee, DeGolia, Dixon and Shupe of Company automobiles was $11,444, $6,234,
       $6,360, $3,158 and $6,098, respectively.  In fiscal 1995, such cost was $10,417, $8,753, $5,728,
       $0.00 and $6,098, respectively.  In fiscal 1996, the estimated incremental cost to the Company of the membership dues paid on behalf of Messrs. Flegel, Lee, DeGolia and Dixon was $11,503, $4,738,
       $4,751, $2,300 and $0.00, respectively.  In fiscal 1995, the estimate incremental cost to the
       Company of the membership dues paid on behalf of Messrs. Flegel, Lee, DeGolia, Dixon and Shupe was $8,212, $4,356, $4,751 and $2,300, respectively.  In fiscal 1996, the estimated incremental cost to the Company of the split-dollar life insurance premiums paid on behalf of Messrs. Flegel, Lee,
       DeGolia and Shupe was $8,048, $8,033, $5,628 and $4,817, respectively.

(b)    Until consummation of the MMC/TSS Acquisition on June 15,1995, Mr. Dixon served as the chief executive officer of Dixon's Modern Marketing Concepts, Inc. and Tri-State Stores, Inc.  Accordingly,
       the information presented in the foregoing table is not reflected in the historical financial statements of the Company included elsewhere herein.

                 PROPOSAL 2 - APPROVAL OF THE SOURCE COMPANY
                      1995 INCENTIVE STOCK OPTION PLAN


On August 24, 1995, the Board of Directors adopted The Source Company 1995 Incentive Stock Option Plan (the "1995 Plan") and directed that the 1995 Plan be submitted to the shareholders of the Company for their approval.
The 1995 Plan will become effective only if the holders of at least a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the 1995 Plan.

The 1995 Plan is designed to provide additional incentives for officers and other key employees of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The maximum number of shares available for issuance under the 1995 Plan is 630,000 shares of Common Stock. The 1995 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The 1995 Plan authorizes the Compensation Committee to grant incentive stock options to key employees, including officers, as selected by such Committee. The 1995 Plan will expire on, and no awards may be granted thereunder after, the tenth anniversary of the 1995 Plan , subject to the right of the Board of Directors to terminate such 1995 Plan at any time prior thereto. The Board of Directors may amend the 1995 Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantee's consent.

An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the plan may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an option granted to an optionee who is or would be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In order to obtain the shares, a participant must pay the full exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the Compensation Committee, stock of the Company. Stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

Stock options may be granted with terms of no more than ten years from the date of grant, provided that in the event the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised or is terminated or canceled may be subject to a new option.


                                     NEW PLAN BENEFITS
                                   1995 Incentive Stock
                                        Option Plan
Name and Principal Position           Dollar Value (a)   Number of Units (b)

Executive Group                        $     0               175,000
Non-Executive Director Group               ---                   ---
Non-Executive Officer Employee
  Group                                    ---                   ---

(a) Dollar Value is calculated by determining the difference between fair market value of the common stock as of the end of fiscal 1996 and the option exercise price.

(b) Number of units outstanding as of August 5, 1996.

                               OTHER BUSINESS

Management does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                   PROPOSALS FOR THE 1997 ANNUAL MEETING

Proposals of the shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its principal office in St. Louis, Missouri not later than May 29, 1997 for inclusion in the proxy statement for that meeting.

              RELATIONSHIP WITH THE INDEPENDENT ACCOUNTANTS

BDO Seidman, LLP ("BDO Seidman") served as the independent public accountant for the Company in 1995. The Company's independent public accountant for 1996 will be selected by the Board at a regular Board meeting to be held in 1996. Representatives of BDO Seidman will be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                    By Order of the Board of Directors

                                    /s/ Lance. C. McCord

                                    Lance C. McCord
                                    Secretary and
                                    Chief Financial Officer


THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY BY DELIVERING A WRITTEN REVOCATION OF YOUR PROXY TO THE SECRETARY OF THE COMPANY.

                             THE SOURCE COMPANY
                          11644 Lilburn Park Road
                         St. Louis, Missouri 63146

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of                                  September 16, 1996
   The Source Company:                                 St. Louis, Missouri

The Annual Meeting of the Shareholders of The Source Company will be held on September 26, 1996, at 10:00 a.m. Central Time in the offices of the Company at 11644 Lilburn Park Road, St. Louis, Missouri 63146, for the following purposes:

   1. To elect two class I directors to each serve a three-year term and until each director's successor has been elected and qualified;

   2. To consider and vote upon a proposal to approve the Company's 1995 Incentive Stock Option Plan;

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on July 22, 1996, will be entitled to vote at the meeting. A list of all shareholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be open at the principal office of The Source Company, 11644 Lilburn Park Road, St. Louis, Missouri 63146, during usual business hours, to the examination of any shareholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

A copy of the Company's Annual Report to Shareholders for fiscal year 1996 accompanies this notice.

                                    By Order of the Board of Directors

                                    /s/ Lance C. McCord

                                    Lance C. McCord
                                    Secretary and
                                    Chief Financial Officer

Whether or not you intend to be present at the meeting, please mark, sign, date, and return the accompanying proxy promptly. A return addressed envelope is enclosed for your convenience.

                             The Source Company
                           11644 Lilburn Park Road
                          St. Louis, Missouri 63146
                              (314) 995-9040

                              PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of The Source Company, a Missouri corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on September 26, 1996, in the offices of the Company at 11644 Lilburn Park Road, St. Louis, Missouri 63146, at 10:00 a.m. Central Time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the accompanying proxy card will be first mailed to shareholders on or about September 16, 1996. All costs of solicitation of proxies will be borne by the Company.
In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telecopy and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

REVOCABILITY OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, or the presiding officer at the meeting, in writing of such revocation at any time prior to the voting of the proxy, by attending the meeting and voting in person, or by submitting a new proxy bearing a later date.

RECORD DATE

Only shareholders of record at the close of business on July 22, 1996, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted by S. Leslie Flegel and William H. Lee, or the one of them who acts, in accordance with the directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted as follows:

       (1) FOR the election of Aron Katzman and Randall Minix named herein as nominees for directors of the Company to hold office for a term of three years expiring in 1999 and until each director's successor has been duly elected and qualified;

       (2) FOR approval of the Company's 1995 Incentive Stock Option Plan;

       (3) According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Should the nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

                VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                      AND CUMULATIVE VOTING RIGHTS

On July 22, 1996, there were 6,623,103 shares of Common Stock, par value $.01 per share ("Common Stock"), outstanding, which constitute all of the outstanding voting capital stock of the Company. Each shareholder is entitled to cast one vote for each share of record on all matters to be voted on by the shareholders, including the election of directors.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the meeting and the proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered as shares present for purposes of determining a quorum. Under applicable state law and the Company's Articles of Incorporation, an affirmative vote of a majority of the shares present in person or represented by proxy at the meeting is required for the election of directors and for approval of all other matters that may be submitted to a vote of the shareholders at the 1996 Annual Meeting. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to other matters, abstentions (including proxies which deny discretionary authority on any other matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matters. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) not voted on and therefore will have no effect.

The following table sets forth as of July 22, 1996 the beneficial ownership of each current director (including the nominees for election as directors), each of the executive officers named in the Summary Compensation Table set forth herein, the executive officers and directors as a group, and each other shareholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                         Beneficial Ownership

Name and Address
of Beneficial Owner                   Number of Shares      Percent

S. Leslie Flegel                          1,771,600           26.8
11644 Lilburn Park Road
St. Louis, Missouri 63146

William H. Lee                            1,350,695           20.4
711 Gallimore Dairy Road
High Point, North Carolina 27265

Timothy A. Braswell                         567,728(a)         8.5
711 Gallimore Dairy Road
High Point, North Carolina 27265

Robert B. Dixon                             300,000(b)         4.5
907 Park Drive
Flossmoor, Illinois 60422

Dwight L. DeGolia                           180,000            2.7
11644 Lilburn Park Road
St. Louis, Missouri 63146

John P. Watkins                             100,000(d)         1.5
711 Gallimore Dairy Road
High Point, North Carolina 27265

Aron Katzman                                 81,475(c)         1.2
10 Layton Terrace
St. Louis, Missouri 63124

Lance McCord                                 76,000(e)         1.1
14866 Greenleaf Valley Drive
Chesterfield, Missouri  63017


Robert G. Shupe                              43,327              *
4109 Pheasant Run
Greensboro, North Carolina 27408

Harry L. Franc, III                          31,361(f)           *
19 Briarcliff
St. Louis, Missouri 63124

Randall S. Minix                              7,000              *
5502 White Blossom Drive
Greensboro, North Carolina 27410

All directors and executive               4,509,186          65.0
Officers as a group (11 persons)

________________________

    *Less than 1%

(a) Includes 61,475 shares of Common Stock which are issuable to Mr. Braswell upon conversion of 2,250 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996.

(b) Includes 291,000 and 9,000 shares of Common Stock held of record by Dixon Enterprises, Inc. and RBD, Inc., respectively, each of which is a corporation of which Mr. Dixon is the chief executive officer and majority shareholder.

(c) Includes 61,475 shares of Common Stock which are issuable to Mr. Katzman upon conversion of 2,250 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996. \

(d) Includes 100,000 shares which are issuable to Mr. Watkins upon exercise of options granted to him under the 1995 Incentive Stock Option Plan.

(e) Includes 75,000 shares which are issuable to Mr. McCord upon exercise of options granted to him under the 1995 Incentive Stock Option Plan.

(f) Includes 13,661 shares of Common Stock which are issuable to Mr. Franc upon conversion of 500 shares of Preferred Stock calculated based on the Market Value (as defined) of the Common Stock as of July 22, 1996.































     PROPOSAL 1 - ELECTION OF TWO CLASS I DIRECTORS INFORMATION
       ABOUT THE NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The Company's Articles of Incorporation and Bylaws currently provide for three classes of directors, each class serving for a three-year term expiring one year after the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class II and Class III directors expire in 1997 and 1998, respectively. The Board of Directors has nominated Aron Katzman and Randall Minix, who are currently Class I directors, for re-election to each serve a three-year term expiring at the annual meeting of shareholders in 1999. The following table sets forth certain information concerning Mr. Katzman and Mr. Minix and those directors who are continuing in office.

                      NOMINEES FOR DIRECTOR - CLASS I
                (to be elected to serve a three-year term)

                                                              Director
     Name             Age             Position                 Since

Aron Katzman          58     President, New Legends, Inc.       1995

Randall Minix         46     Managing Partner, Minix,           1995
                               Morgan & Company, L.L.P.

Aron Katzman has served as a director of the Company since it commenced operations in May 1995. Mr. Katzman is the President of New Legends, Inc., one of St. Louis' leading country club/residential communities. For more than five years prior to April 1994, when it was sold, Mr. Katzman served as the chairman and chief executive officer of Roman Company, a manufacturer and distributor of fashion custom jewelry. Mr. Katzman currently serves as a member of the Board of Directors of Phonetel, Inc.

Randall S. Minix has served as a director of the Company since it commenced operations in May 1995. For more than five years, Mr. Minix has been the managing partner of Minix, Morgan & Company, L.L.P., an independent accounting firm headquartered in Greensboro, North Carolina, and its predecessors.

                DIRECTORS CONTINUING IN OFFICE - CLASS II
                         (terms expiring in 1997)

                                                              Director
     Name             Age             Position                 Since

Timothy A. Braswell   67     Consultant to Wholesale
                               Magazine Industry                1995
Harry L. "Terry"
 Franc, III           60     Senior Executive Officer of        1995
                               Bridge Information Systems,
                               Inc. and Vice-President of
                               Bridge Trading Company

Timothy A. Braswell has been a director of the Company since it commenced operations in May 1995. He established Braswell Investment Company, a consultant and broker of wholesale magazine businesses in 1994 and is its owner. For more than five years prior thereto, Mr. Braswell was the principal owner and chief executive officer of City News Co. and Dixie News Co., each of which is a wholesale periodical company.

Harry L. "Terry" Franc, III, has been a director of the Company since it commenced operations in May 1995. For more than 20 years, Mr. Franc has served as a director and senior executive officer of Bridge Information Systems, Inc., a St. Louis, Missouri, based provider of information services to the securities industry. In addition, Mr. Franc has served as executive vice president of Bridge Trading Company, a registered broker-dealer and member of the New York Stock Exchange. Bridge Trading Company is a subsidiary of Bridge Information Systems, Inc.




                   DIRECTORS CONTINUING IN OFFICE - CLASS III
                           (terms expiring in 1998)


                                                              Director
     Name             Age             Position                 Since

S. Leslie Flegel      58     Chairman and Chief Executive       1995
                               Officer of the Company

William H. Lee        45     President and Chief Operating      1995
                               Officer of the Company

S. Leslie Flegel has been a director, Chairman and Chief Executive Officer of the Company since its inception in April 1995. For more than 14 years prior thereto, Mr. Flegel was the principal owner and chief executive officer of Display Information Systems Company ("DISC"), a predecessor of the Company. From January 1992 to June 1993, Mr. Flegel also served as the chief executive officer of NationsMart Corporation, an operator and franchisor of dry cleaning, laundry, shoe repair and formal wear service centers, prior to its December 1993 initial public offering of securities.

William H. Lee has been a director, President and Chief Operating Officer of the Company since its inception in April 1995. For approximately 14 years prior thereto, Mr. Lee was the principal owner and chief executive officer of Periodical Marketing and Management, Inc. ("PMM"), a predecessor of the Company.

The Board of Directors of the Company consists of six members, each of whom serve in such capacity for a three-year term or until a successor has been elected and qualified, subject to earlier resignation, removal or death. The number of directors comprising the Board of Directors may be increased or decreased by resolution adopted by the affirmative vote of a majority of the Board of Directors. The Company's Articles of Incorporation and Bylaws provide for three classes of directorships serving staggered three year terms such that one-third of the directors are elected at each annual meeting of shareholders. The terms of Messrs. Braswell and Franc will continue until the 1997 annual meeting of shareholders and the terms of Messrs. Flegel and Lee will continue until the 1998 annual meeting of shareholders.

The Board of Directors of the Company has established an Audit Committee, a Compensation Committee, a Finance Committee and an Acquisition Committee. The Audit Committee is comprised of two non-employee directors, presently Messrs. Minix and Katzman, and has the responsibility of recommending the firm that will serve as the Company's independent auditors, reviewing the scope and results of the audit and services provided by the Company's independent accountants, and meeting with the financial staff of the Company to review accounting procedures and policies. The Compensation Committee is comprised of three non-employee directors, presently Messrs. Katzman, Braswell and Franc, and has been given the responsibility of reviewing the financial records of the Company to determine overall compensation and benefits for executive officers of the Company and to establish and administer the policies which govern employee salaries and benefit plans. The Finance Committee is to be comprised of two directors. Presently, Mr. Franc serves as one member and the other position is vacant. The Finance Committee has been given the responsibility of monitoring the Company's capital structure, reviewing available alternatives to satisfy the Company's liquidity and capital requirements and recommending the firm or firms which will provide investment banking and financial advisory services to the Company. The Company's Acquisition Committee is comprised of three directors, presently Messrs. Franc, Braswell and Katzman, and has been given the responsibility of monitoring the Company's search for attractive acquisition opportunities, consulting with members of management to review plans and strategies for the achievement of the Company's external growth objectives and recommending the firm or firms that will serve as advisors to the Company in connection with the evaluation of potential business combinations.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto, or written representations that no Form 5 is required, furnished to the Company, eleven persons (Messrs. Braswell, DeGolia, Dixon, Flegel, Franc, Katzman, Lee, McCord, Minix and Shupe), each failed to timely file a Form 3, Initial Statement of Beneficial Ownership of Securities.

Director Compensation

Director Randall S. Minix was paid $3,000 for attending the Company's Board Meetings in fiscal 1996, in addition to being reimbursed for his expenses. No other director received any compensation in fiscal 1996 for service as a director. Company policy permits all directors to be reimbursed for expenses incurred by them in attending meetings of the Board of Directors and its committees.

                        EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are not also directors of the Company:

Name                       Age   Position

John P. Watkins            40    Chief Administration Officer and President
                                   - Retail Services

Dwight L. DeGolia          51    Executive Vice President

Robert B. Dixon            45    Senior Vice President and President-
                                   Periodical Rebate Group

Lance C. McCord            40    Secretary and Chief Financial Officer

Robert G. Shupe            49    Senior Vice President and President -
                                   Display Group

John P. Watkins has served as President - Retail Service Group and Chief Administration Officer since February 1, 1996. For more than 16 year prior thereto, Mr. Watkins served in several senior management positions with Food Lion, Inc., a seven billion dollar retail grocery chain. From September, 1992 to July 1995, Mr. Watkins served as Senior Vice President and Chief Operating Officer and a member of the Board of Directors of Food Lion, Inc.

Dwight L. DeGolia has served as Executive Vice President of the Company since its commencement of operations in May 1995. For more than 10 years prior thereto, Mr. DeGolia served as executive vice president of sales and marketing for DISC. From 1986 to 1993, Mr. DeGolia also served as a director of Advanced Marketing Services, a leading supplier of books to wholesale clubs.

Robert B. Dixon became Senior Vice President and President - Periodical Rebate Group in June 1995. For more than 13 years prior thereto, Mr. Dixon served as President and was the principal shareholder of Dixon's Modern Marketing Concepts, Inc. and related entities.

Lance C. McCord has served as Secretary of the Company since April 1995 and as Chief Financial Officer since the Company commenced operations in May 1995. From May 1994 to January 1995, Mr. McCord was Director of Financial Advisory Services for Coopers & Lybrand, an independent accounting firm. From August 1993 to May 1994, Mr. McCord served as Director of Financial Analysis for St. Johns Mercy Medical Center in St. Louis, Missouri, in which capacity he directed cost accounting and budgeting functions. For more than three years prior thereto, Mr. McCord served as Vice President-Finance and Chief Financial Officer of a $600 million operating division of Wetterau, Inc., with facilities in Andover, Massachusetts, and Providence, Rhode Island.

Robert G. Shupe has served as Senior Vice President since February 1996 and as President-Display Group of the Company since commencement of its operations in May 1995. From February 1985 to January 1995, Mr. Shupe held the position of Executive Vice President-Sales for PMM. Prior to joining PMM, Mr. Shupe was employed in the marketing division of McCall's Magazine.

              Certain Relationships and Related Transactions

From time to time, the Company has engaged in various transactions with its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning such transactions and relationships which have occurred during the past two fiscal years or which are presently proposed.

S. Leslie Flegel, Chairman and Chief Executive Officer of the Company and Dwight L. DeGolia, Executive Vice President of the Company, have from time to time received cash advances from the Company. The largest aggregate amount of such indebtedness outstanding at any time since February 1, 1995 was $270,675 and $14,618, respectively. All such advances are evidenced by promissory notes in favor of the Company. Such notes bear interest at the rate of 7.34% per annum, and are payable in five equal annual installments.

The Company incurred a debt to Timothy A. Braswell on March 1, 1991 in the amount of $300,000, which accrued interest at the rate of 10.00% per annum. The indebtedness matured on January 1, 1996 and was paid in full on the maturity date.

During fiscal 1995, DISC II Corporation ("DISC II"), a Delaware corporation in which S. Leslie Flegel and Dwight L. DeGolia are substantial shareholders, engaged the Company to perform certain services to Kmart Corporation. As compensation for such services, DISC II paid the Company an aggregate of $4.4 million.

711 Gallimore Partnership, a North Carolina general partnership in which William H. Lee and Robert G. Shupe are partners, provides the Company with certain office space in Greensboro, North Carolina under the terms of a written lease dated June 28, 1991. The lease, as amended in January 1996, provides for annual rent of $150,300 and expires in 2012. In fiscal 1995 and 1996, the Company paid the 711 Gallimore Partnership $147,000 and $147,275, respectively, in rent.

2532 Investments, Inc., a North Carolina corporation in which William H. Lee and Robert G. Shupe are shareholders, occasionally provides the Company with the use of an airplane. In fiscal 1995 and 1996, the Company paid 2532 Investments $85,950 and $57,926, respectively, in consideration for the use of the airplane.

Data-Pros, Inc. ("Data-Pros"), a corporation in which William H. Lee and Robert G. Shupe are shareholders, provides the Company with data processing services. In fiscal 1995 and 1996, the Company paid Data-Pros $201,389 and $306,751, respectively, for such services.

On June 15, 1995, the Company acquired all of the business and assets of Dixon's Modern Marketing Concepts, Inc. and Tri-State Stores, Inc. in exchange for the issuance of an aggregate of 300,000 shares of Common Stock. Robert B. Dixon is the President and principal shareholder of each of these corporations.

Robert B. Dixon, Executive Vice President and President-Periodical Rebate Group, provides the Company with office space in Chicago Heights, Illinois under the terms of a written lease dated January 1, 1993. The lease provides for annual rent of $36,000 and expires on December 31, 1996. In fiscal 1995 and 1996, the Company paid Mr. Dixon $36,000 and $36,000, respectively, in rent.

From time to time, the Company has been engaged by Specialty Marketing Co., Inc., a corporation in which Robert B. Dixon is the principal shareholder, to provide consulting services. In fiscal 1995 and 1996, Specialty Marketing Co., Inc. paid the Company $107,359 and $85,611, respectively, in consideration for the Company's services.

FMG, Inc., a North Carolina corporation in which William H. Lee and Robert
G. Shupe are shareholders, has from time to time received cash advances from the Company. The balance of such advances as of January 31, 1996 is $53,171 and is accounted for by the Company as an account receivable. Such advances bear interest at an annual rate equal to the Prime Rate plus one percent (9.25% at April 30, 1996). In addition to periodic principal payments, FMG makes quarterly interest payments on the outstanding balance of such advances.

On March 11, 1996, the Company sold an aggregate of 5,000 shares of its Preferred Stock in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, to Messrs. Braswell, Franc and Katzman. Messrs. Braswell, Franc and Katzman purchased 2,250, 500 and 2,250 shares, respectively. The Company received payment for the shares from each of the purchasers in the amount of $100 per share.

                        Executive Compensation

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the named executive officers for all services rendered in all capacities to the Company and its predecessors in fiscal years 1995 and 1996.


                      SUMMARY COMPENSATION TABLE
                                         Annual Compensation
Name and Principal                                            Other Annual
    Position                      Year    Salary     Bonus   Compensation(a)

S. Leslie Flegel                  1996   $200,000   $26,543     $30,995
 Chairman and Chief Executive     1995    171,875     ---        22,425
 Officer

William H. Lee                    1996   $192,646     ---       $19,006
 President and Chief Operating    1995    145,000   $60,000      25,937
 Officer

Dwight L. DeGolia                 1996   $134,884     ---       $16,739
 Executive Vice President         1995     97,358     ---         9,790

Robert B. Dixon(b)                1996   $114,000  $ 50,000     $ 5,458
 Senior Vice President and        1995     36,000   128,500      26,982
 President-Periodical Rebate
 Group

Robert G. Shupe                   1996   $ 97,373     ---       $10,915
 Senior Vice President and        1995   $ 88,301     ---         ---
 President-Display Group

 ________________________

(a) Reflects personal benefits derived by Messrs. Flegel, Lee, DeGolia, Dixon and Shupe primarily in connection with personal use of Company automobiles, country club membership dues and split-dollar life insurance premiums. In fiscal 1996, the estimated incremental cost to the Company of the use by Messrs. Flegel, Lee, DeGolia, Dixon and Shupe of Company automobiles was $11,444, $6,234, $6,360, $3,158 and $6,098, respectively.
In fiscal 1995, such cost was $10,417, $8,753, $5,728, $0.00 and $6,098, respectively. In fiscal 1996, the estimated incremental cost to the Company of the membership dues paid on behalf of Messrs. Flegel, Lee, DeGolia and Dixon was $11,503, $4,738, $4,751, $2,300 and $0.00, respectively. In fiscal 1995, the estimate incremental cost to the Company of the membership dues paid on behalf of Messrs. Flegel, Lee, DeGolia, Dixon and Shupe was $8,212, $4,356, $4,751 and $2,300, respectively. In fiscal 1996, the estimated incremental cost to the Company of the split-dollar life insurance premiums paid on behalf of Messrs. Flegel, Lee, DeGolia and Shupe was $8,048, $8,033, $5,628 and $4,817, respectively.

(b) Until consummation of the MMC/TSS Acquisition on June 15,1995, Mr. Dixon served as the chief executive officer of Dixon's Modern Marketing Concepts, Inc. and Tri-State Stores, Inc. Accordingly, the information presented in the foregoing table is not reflected in the historical financial statements of the Company included elsewhere herein.


              PROPOSAL 2 - APPROVAL OF THE SOURCE COMPANY
                   1995 INCENTIVE STOCK OPTION PLAN

On August 24, 1995, the Board of Directors adopted The Source Company 1995 Incentive Stock Option Plan (the "1995 Plan") and directed that the 1995 Plan be submitted to the shareholders of the Company for their approval. The 1995 Plan will become effective only if the holders of at least a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the 1995 Plan.

The 1995 Plan is designed to provide additional incentives for officers and other key employees of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The maximum number of shares available for issuance under the 1995 Plan is 630,000 shares of Common Stock. The 1995 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The 1995 Plan authorizes the Compensation Committee to grant incentive stock options to key employees, including officers, as selected by such Committee. The 1995 Plan will expire on, and no awards may be granted thereunder after, the tenth anniversary of the 1995 Plan , subject to the right of the Board of Directors to terminate such 1995 Plan at any time prior thereto. The Board of Directors may amend the 1995 Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantee's consent.

An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the plan may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an option granted to an optionee who is or would be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In order to obtain the shares, a participant must pay the full exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the Compensation Committee, stock of the Company. Stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

Stock options may be granted with terms of no more than ten years from the date of grant, provided that in the event the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised or is terminated or canceled may be subject to a new option.

                               NEW PLAN BENEFITS
                              1995 Incentive Stock
                                   Option Plan

Name and Principal Position     Dollar Value (a)      Number of Units (b)

Executive Group                     $     0                 175,000
Non-Executive Director Group            ---                     ---
Non-Executive Officer Employee
  Group                                 ---                     ---

(a) Dollar Value is calculated by determining the difference between fair market value of the common stock as of the end of fiscal 1996 and the option exercise price.

(b) Number of units outstanding as of August 5, 1996.

                            OTHER BUSINESS

Management does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                PROPOSALS FOR THE 1997 ANNUAL MEETING

Proposals of the shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its principal office in St. Louis, Missouri not later than May 29, 1997 for inclusion in the proxy statement for that meeting.

                 RELATIONSHIP WITH THE INDEPENDENT ACCOUNTANTS

BDO Seidman, LLP ("BDO Seidman") served as the independent public accountant for the Company in 1995. The Company's independent public accountant for 1996 will be selected by the Board at a regular Board meeting to be held in 1996. Representatives of BDO Seidman will be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                              By Order of the Board of Directors

                              /s/ Lance. C. McCord
                              Lance C. McCord
                              Secretary and
                              Chief Financial Officer


THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY BY DELIVERING A WRITTEN REVOCATION OF YOUR PROXY TO THE SECRETARY OF THE COMPANY.